                               GOLDMAN SACHS TRUST


                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, James A. Fitzpatrick, hereby constitutes and appoints Douglas C. Grip, Scott M. Gilman, Nancy L. Mucker, John Perlowski, Michael J. Richman, Howard B. Surloff and Valerie A. Zondorak, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:    October 21, 1997




                                 /s/ James A.. Fitzpatrick
                                 -------------------------
                                 James A. Fitzpatrick

                              GOLDMAN SACHS TRUST



                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Valerie A. Zondorak, hereby constitutes and appoints James A. Fitzpatrick, Douglas C. Grip, Scott M. Gilman, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman and Howard B. Surloff, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registra tion Statements, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:     October 21, 1997



                                 /s/ Valerie A. Zondorak
                                 -----------------------
                                 Valerie A. Zondorak